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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



We consent to the  incorporation  by reference  in  Registration  Statement  No.
33-50447 and Post-Effective Amendment No. 1 to Registration Statement No. 333-54025 of Columbus Southern Power Company on Form S-3 of our reports dated February 21, 2003, appearing in and incorporated by reference in this Annual Report on Form 10-K of Columbus Southern Power Company for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Columbus, Ohio
March 20, 2003